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                                FIRST FOCUS FUNDS

                       Supplement dated December 12, 2006
                     to the Prospectus dated August 1, 2006
                        as supplemented October 13, 2006

         THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND
             THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN
                        CONJUNCTION WITH THE PROSPECTUS.

The sentence on page 26 of the prospectus referring to First Focus International Equity Fund's core portfolio of "80 to 100 stocks" under the heading "Principal Investment Strategies and Risks" and the sub-heading "Principal investments" is hereby deleted and the following sentence is inserted in its place:

     The Fund seeks to achieve its investment objective through the construction of a core portfolio of between 80 to 130 stocks.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.